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                                                                     EXHIBIT 4.2

        NUMBER                                                    SHARES
       [ 0215 ]                                                 [________]
        ------
                    BIRNER DENTAL MANAGEMENT SERVICES, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO
                   20,000,000 AUTHORIZED SHARES COMMON STOCK
                 10,000,000 AUTHORIZED SHARES PREFERRED STOCK

                                                          ---------------------
                                                            CUSIP 091283 10 1
                                                          ---------------------
                                                               SEE REVERSE
                                                         FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT


Is The Owner of

     FULLY PAID AND NON-ASSESSABLE SHARES OF NO PAR VALUE COMMON STOCK OF

                    BIRNER DENTAL MANAGEMENT SERVICES, INC.

transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.
        IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

        Dated:

           /s/ signature illegible                 /s/ signature illegible
                      SECRETARY                           PRESIDENT

     [BIRNER DENTAL MANAGEMENT SERVICES, INC. CORPORATE SEAL APPEARS HERE]


COUNTERSIGNED AND REGISTERED:
        American Securities Transfer & Trust, Inc.
                    P.O. Box 1596
               Denver, Colorado 80201

By _______________________________________________
   Transfer Agent & Registrar Authorized Signature

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                    BIRNER DENTAL MANAGEMENT SERVICES, INC.

               TRANSFER FEE:  $15.00 PER NEW CERTIFICATE ISSUED

        The Corporation will furnish to any shareholder, upon request in writing and without charge, a full statement of the designations, preferences, limitations and relative rights of the shares of the common and preferred stock of the Corporation, the variations in the relative rights and preferences between the shares of any series of preferred stock, so far as the same have been fixed and determined, and the authority of the Corporation's Board of Directors to fix and determine the relative rights and preferences of subsequent series of preferred stock.

        The following abbreviations when used in the Inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM -as tenants in common          UNIF GIFT MIN ACT-_____Custodian______
  TEN ENT -as tenants by the entireties                    (Cust)        (Minor)
  JT TEN  -as joint tenants with right           under Uniform Gifts to Minors
           of survivorship and not as            Act__________________________
           tenants in common                               (State)


   Additional abbreviations may also be used though not in the above list.

________________________________________________________________________________

For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

[____________________________________]


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________
attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated ___________________________

                        ________________________________________________________

                        ________________________________________________________
                        NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


Signature(s) Guaranteed:

__________________________________

The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers; Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.